Conference Call August 9, 2007 4:15pm Barry Sloane – CEO/Chairman Michael J. Holden - CFO 2007 Second Quarter Shareholder Exhibit 99.2

Safe Harbor Statement
The statements in this slide presentation including statements regarding anticipated future financial performance, Newtek's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of
1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause
Newtek’s actual results to differ from management's current expectations are contained in
Newtek’s filings with the Securities and Exchange Commission and available through
http://www.sec.gov
Also we need to point out that our Capcos operate under a different set of rules in each of the
8 jurisdictions and that these place varying requirements on the structure of our investments.
In some cases, particularly in Louisiana, and New York we don’t control the equity or management of a qualified business, but that cannot always be presented orally or in written presentations

Mission Statement
• Newtek is quickly becoming the
premier distributor of business
services and financial products
to the  small and medium sized
business market
• 79,644 business accounts as of
6/30/07
• Adding over 2,500 new clients
per quarter net of attrition
• Newtek is a one stop shop

4 Mission Statement We want the SMB market to view NEWTEK TM as “THE Company” to go to for all their business services needs. IMPLICATION IMPLICATION

5 PRODUCT PROCESS CUSTOMER and/or MARKET CONTINUAL ASSESMENT and CORRECTION NEWTEK CAN START AT ANY POINT Product & Process are Linked

Today’s Presentation and Format
• Newtek Website
– Shareholder’s Letter from
Chairman/CEO
– Second Quarter Shareholder
Conference Call
August, 2007
(PowerPoint currently presenting)
• Focus On:
– Financial Highlights
– Execution of Strategy
– Implementation of Strategy

Newtek Second Quarter 07 Highlights
• Growing revenues in EPP, Web Hosting and Small
Business Lending:
– EPP segment revenue increased by 24% Q2 ’07 over
Q2 ‘06
– Web Hosting segment revenue increased by  19% Q2
’07 over Q2 ‘06
– SBA Lending segment revenue increased by  11% Q2
’07 over Q2 ’06
• Growing profitability in EPP; SBA Lending improves from
loss to gain
• Growing EBITDA across 3 key businesses
• $40 million in cash = cash per share $1.11
(cash and cash equivalents,
restricted cash and U.S. Treasuries)
• $83 million in book value = book value per share of $2.30

Newtek Business Services Financial
Strength
As of June 30, 2007
• $40 million in cash and cash equivalents,
restricted cash, and U.S. Treasuries
• $83 million in shareholders equity
• $2.30 in book value per share

Second Quarter Highlights
• Met or beat guidance in 3 Key
Operating Segments
• 10 to 20% growth rate in revenues
despite economic slowdown
• 21% and 18% increase in EPP and
SBA Lending segment EBITDA,
respectively, over second quarter
2006
• Gains on Sale:
– Buy Seasons $907,000
– 1-800 Gift Certificates $125,000

Second Quarter Highlights
• New Newtek Insurance Agency team:
– William (Bill) Bayer
– David Towner
– Pamela Gay
• New human resources managers:
– Justin Strom
– Judi Chompre
• New director of national sales:
– Brian Gagnon

Second Quarter Highlights
• $1 billion in loan referrals first 7 months vs.
$621 million for same period last year
• Web hosting division successfully moved to
new, larger space to make way for continued
expansion
• Discover named EPP as a merchant acquirer in
their first round
• BankAtlantic chose Newtek as SBA lending
partner
• Merrill re-signs EPP agreement for 3 years
• NewAlliance Bank launches Newtek for
insurance
• Newtek Business Lending adds new accounts
receivable product and small business
conventional commercial loan program

12 Small Business Lending Environment • Liquidity • Credit Deterioration • Loan Volume • Loss Rates • Leverage • Market Position

SBA Lending First Half 07 Highlights
• Weighted average best FICO score for the portfolio
is now 726; most recent six months of originations
(1/1/07-6/30/07) the weighted average best FICO
score is 743
• GE/CIT/Signature Bank $50 million lending facility
NSBF has a maturity date of 8/31/09. It was
extended for an additional year effective 1/1/07
• Effective utilization rate as of 6/30/07 is 46% or
$14.7MM borrowed under the line vs. $32.1MM in
customer balances
• Effective availability under the line as of 6/30/07 was
$5MM vs. $2MM at the line’s inception at 8/31/05
• Total loan loss reserves and percentages:
– 6/30/05 - $1.4MM or 4% of the total portfolio
– 6/30/06 - $2.3MM or 6.7% of the total portfolio
– 6/30/07 - $2.6MM or 8.7% of the total portfolio

SBA Lending Loan Pipeline
As of July 31, 2007
• Dollar amount of loans in underwriting to
be decisioned at 7/31/07 was $25MM vs
$22MM at 7/31/06
• Approved pending closing pipeline at
7/31/07 was $15MM vs $10MM at 7/31/06
• Close rate for the first seven months of ’07
was 75% vs 60% for the same period in
‘06

SBA Lending Loan Performance
• SBA general business loan actual
loss rate cumulative for last 15 years:
6.2%
• Newtek originated 7a loan actual loss
rate cumulative 2003 to present:
2.8%
• Newtek expects mature actual loss
rate to be equal to or below average
SBA general business loan rate

Newtek Second Quarter Results
19% $0.642 $(3.460) $(2.818) Pretax
Net Loss*
21% $3.985 $19.426 $23.411 Revenues
% Change $ Change Q2 ‘06 Q2 ’07
In millions of dollars
*before discontinued operations

Three Key Segments Second Quarter Results
In millions of dollars
12% $0.442 $3.783 $4.225 EBITDA
25% $0.412 $1.669 $2.081 Pretax
Net
Income
21% $ 3.390 $16.239 $19.629 Revenues
% Change $ Change Q2 ’06 Q2 ’07

2007 Annual Segment Guidance
(16.3) - (15.1) (17.2) - (15.8) 93.8 – 95.0 93.2 - 94.9
Total
(4.7) – (4.7) (4.5) – (4.5)
Interco
Eliminations
(6.8) - (6.8) (6.5) - (6.5) 4.6 - 4.6 4.7 - 4.7
Corporate
Activities
(1.8) - (1.6) (2.9) - (2.6) 6.0 - 6.2 4.8 - 5.1
All Others
(14.9) - (14.9) (15.5) - (15.5) 6.6 - 6.8 6.4 - 6.7
CAPCO
3.9 - 4.2 3.9 - 4.3 0.4 - 0.7 0.4 - 0.8 10.3 - 10.5 10.5 -10.7
SBA Lending
6.6 - 7.0 7.3 - 7.6 3.2 - 3.6 3.8 - 4.1 15.9 - 16.1 15.9 - 16.2
Web Hosting
5.4 - 5.6 5.3 - 5.6 3.6 - 3.9 3.5 - 3.9 55.1 - 55.5 55.4 - 56.0
Electronic
Payment
Processing
New EBITDA
Old
New Pretax Net
Income
Old
New Revenue
Old
In millions of dollars

Operational Focus for 2007
I. Operational Structure
II. Business Services Management
III. Human Resources
IV. IT Advances and Directives
V. Why Do We Acquire Clients
Inexpensively
VI. Why Do We Process Business
Inexpensively
VII. Alliance Partners & Marketing
VIII. Financial Focus
IX. Why is Newtek Well Positioned

Operational Structure
A Team
Sales And
Marketing Personnel
Add Referrals
To
System
B Team
Business Services
Specialists
Close and Board
Transactions
Within Each
Division
C Team
Customer Service
Representatives
Handle Post-closing
Customer Service,
Cross Service and
Cross Selling

21 Business Service Specialists Management Lending Carmen Mouchacca Electronic Payment Processing Steve Hauler Web Hosting Derek Curtis and TBA Insurance Bill Bayer, David Towner, & Pamela Gay

Human Resources
• Hiring / Training / Recruiting
• Focusing on scalability across
enterprise
• Brownsville, Texas Operations Center
receives $1.25 million Federal grant
• Added Gordon Schroeder as new
independent director (FISERV, Maritz,
GE)

23 IT Advances and Directives I. Update, refine and broaden NewTracker II. Master Central Database Development III. Utilize technology for quality control, financial and management reporting

Why Do We Acquire Clients Inexpensively
1. Wide net catches alliance partners for
many offerings
2. Wide net catches business clientele for
multiple offerings post close or bundled
offering
3. NewTracker™ uses Merrill, Morgan
Stanley, UBS, Navy Federal, AIG for
brand name recognition in lieu of:
a. Advertising
b. Bricks and mortar
c. Expensive salary plus commission sales
personnel

25 Why Do We Acquire Clients Inexpensively 4. Technology makes referrals easy 5. Building our own brand

Why Do We Process Business Inexpensively
1. Remote production plants in
Milwaukee, Phoenix and
Brownsville.
2. Business gets boarded
electronically through telephonic
interview on strength of alliance
partner.
3. Data can be shared for multiple
products, services and applications.
4. Minimize commission selling
expense or referral fees due to
technology

Alliance Partners and Marketing
1. Portfolio
Navy Federal CU, AIG, Morgan Stanley, UBS,
PSCU, CUNA, others
2. Major Business Services and Financial
Institution technology provider
3. Major Clearing Broker Dealer
4. Major Brokerage firm
5. Trade Associations

Financial Focus
1. Grow cash flow from business
services
2. Deploy operational leverage
3. Value business components
4. Reduce financial effect of CAPCO
business
5. Opportunistically acquire
businesses within the footprint
6. Simplify financial reporting and
structure

Why Is Newtek Well Positioned
1. Growing small business market with big
appetite for services
2. High quality product offerings
3. We know of no other comparable offerings
4. Business clients prefer few providers
5. Low cost provider
6. SMB Market is coveted
7. We started with a white board
8. We have a long term plan and an
execution and implementation strategy to
go along with it
9. Management is aiming high

30 Michael J. Holden - CFO

2007 Q2 Guidance  vs. Actual Results
1.088
1.830
1.307
EBITDA
Actual
(2.818)
(1.765)
0.199
(3.333)
0.217
0.999
0.865
Pretax Net
Income
Actual
23.411
(1.232)
1.106
2.188
1.720
2.609
3.950
13.070
Revenue
Actual
(4.5) – (4.1) 22.7 - 23.2 Total
(1.1) – (1.1) Interco
Eliminations
(1.5) – (1.5) 1.2 -1.2 Corporate
Activities
(0.9) – (0.8) 1.0 – 1.1 All Others
(4.0) – (4.0) 1.6 - 1.7 CAPCO
1.1 - 1.2 0.2 – 0.3 2.8 - 2.8 SBA Lending
1.8 - 1.9 0.9 - 1.0 3.9 – 4.0 Web Hosting
1.3 - 1.4 0.8 - 0.9 13.3 – 13.5 Electronic
Payment
Processing
EBITDA
Guidance
Pretax Net
Income
Guidance
Revenue
Guidance
In millions of dollars

2007 Q2 Actual  vs. 2006 Q2 Actual
0.924
1.781
1.078
EBITDA
Q2 ‘06
Actual
(3.460)
(1.237)
(0.707)
(3.185)
(0.102)
1.048
0.723
Pretax Net
Income
Q2 ‘06
Actual
19.426
(1.214)
1.244
0.781
2.376
2.361
3.317
10.561
Revenue
Q2
‘06
Actual
(2.818) 23.411 Total
(1.232) Interco
Eliminations
(1.765) 1.106 Corporate
Activities
0.199 2.188 All Others
(3.333) 1.720 CAPCO
1.088 0.217 2.609 SBA Lending
1.830 0.999 3.950 Web Hosting
1.307 0.865 13.070 Electronic
Payment
Processing
EBITDA
Q2 ‘07
Actual
Pretax Net
Income
Q2 ‘07
Actual
Revenue
Q2
’07
Actual
In millions of dollars

Cash Flows from Operating Activities by Segment for the six months ended
June 30, 2007 (in thousands of dollars)
(4,795)
(491)
-
-
(4,281)
-
(514)
(491)
Income (loss) before
discontinued operations
Discontinued operations, net of
tax
(2,566)
-
(462)
(491)
1,119
-
1,185
-
210
-
$(3,469) $- $ (2,374) $(1,095) Net cash provided by (used in)
operations
$(3,672) $(2,742) $3,229 $2,636 $(546)
(5,286)
(2,621)
3,531
6,082
(2,695)
372
(93)
(504)
(1,032)

(577)
1,480
(1,757)
(500)
-
-
-
-
-
-
-
-
-
-
-
-
-
-
(4,281)
(2,621)
28
6,082
(2,591)
-
-
-
-
(280)
-
1,480
-
(191)
(1,005)
-
3,503
-
(104)

(93)
(504)
(1,032)

(577)
-
(1,757)
(309)
Net income (loss)
Non-Cash:
Income from tax credits
Depreciation and Amortization
Accretion of interest expense
Deferred income taxes
Provision for loan losses
Gain on sale of loans held for
investment
Capitalization  of servicing
assets
Gain on sale/recoveries of
investments in qualified
businesses
Other non-cash-net
Change in assets and liabilities:
SBA loan originations over
proceeds from sale of SBA loans
Prepaid insurance
Restricted cash change
Other -net
(2,566)
-
120
-
(1,400)
-
-
-
-
257
-
-
-
(83)
(953)
-
159
-
14
-
-
-
(1,032)
90
-
-
-
(1,020)
1,119
-
1,555
-
763
-
-
-
-
5
-
-
-
(213)
1,185
-
890
-

-
-
-
-
-
-
-
-
42
210
-

-
-
372
(93)
(504)
-
59
(577)
-
(1,757)

(6,884)
2,089
-
-
(6,872)
2,591
(12)
(502)
Income (loss) before (provision)
benefit for income taxes and
discontinued operations
(Provision) benefit for income
taxes
(3,776)
1,210
(173)
(289)
2,023
(904)
1,704
(519)
210
-
$45,220
52,104
$ (2,464)
(2,464)
$3,356
10,228
$44,328
44,340
Net Revenue
Total Expenses and minority
interest
$2,232
6,008
$3,707
3,880
$7,838
5,815
$25,627
23,923
$4,924
4,714
Total Eliminations
CAPCO
Segment
Total
Business
Services
Segments
Corporate
Activities
All
Other
Web
Hosting EPP
SBA
Lending

2007 Annual Segment Guidance
(16.3) - (15.1) (17.2) - (15.8) 93.8 – 95.0 93.2 - 94.9
Total
(4.7) – (4.7) (4.5) – (4.5)
Interco
Eliminations
(6.8) - (6.8) (6.5) - (6.5) 4.6 - 4.6 4.7 - 4.7
Corporate
Activities
(1.8) - (1.6) (2.9) - (2.6) 6.0 - 6.2 4.8 - 5.1
All Others
(14.9) - (14.9) (15.5) - (15.5) 6.6 - 6.8 6.4 - 6.7
CAPCO
3.9 - 4.2 3.9 - 4.3 0.4 - 0.7 0.4 - 0.8 10.3 - 10.5 10.5 -10.7
SBA Lending
6.6 - 7.0 7.3 - 7.6 3.2 - 3.6 3.8 - 4.1 15.9 - 16.1 15.9 - 16.2
Web Hosting
5.4 - 5.6 5.3 - 5.6 3.6 - 3.9 3.5 - 3.9 55.1 - 55.5 55.4 - 56.0
Electronic
Payment
Processing
New EBITDA
Old
New Pretax Net
Income
Old
New Revenue
Old
In millions of dollars

35 Questions and Answers